MANNING & NAPIER FUND, INC.

(the “Fund”)

Disciplined Value Series – Class I, S, W and Z

(the “Series”)

Supplement dated October 28, 2026 to:

•	the Prospectus dated March 1, 2026 for the Series (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The “Series’ Investment Methodology” section in the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the Series’ Prospectus is hereby deleted and replaced with the following:

The Series’ Investment Methodology

In managing the Series’ portfolio, the Advisor uses a systematic process to seek to identify stocks of companies that meet the following investment criteria at the time of purchase:

•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Attractive or competitive dividend yield.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.

On a quarterly basis, the Advisor reviews the Series’ portfolio holdings against the investment criteria set forth above, and will sell those holdings that no longer meet such criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will take place during the Advisor’s quarterly portfolio review and rebalancing process.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN DV Supp 10.28.2026